                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------
                                 SCHEDULE 13E-3
                        RULE 13E-3 TRANSACTION STATEMENT
(PURSUANT TO SECTION 13(E) OF THE SECURITIES EXCHANGE ACT OF 1934 AND RULE 13E-3
                          (SEC. 240.13E-3) THEREUNDER)


                                AMENDMENT NO. 6


                               (FINAL AMENDMENT)

                             ---------------------
                                BRAD RAGAN, INC.
                              (Name of the Issuer)

                                BRAD RAGAN, INC.
                       THE GOODYEAR TIRE & RUBBER COMPANY
                      (Name of Person(s) Filing Statement)

                    COMMON STOCK, PAR VALUE $1.00 PER SHARE
                         (Title of Class of Securities)

                                   750626103
                     (CUSIP Number of Class of Securities)
                             ---------------------

                WILLIAM P. BROPHEY                                 GEORGE E. STRICKLER
      PRESIDENT AND CHIEF EXECUTIVE OFFICER                           VICE PRESIDENT
                 BRAD RAGAN, INC.                           THE GOODYEAR TIRE & RUBBER COMPANY
          4404-G STUART ANDREW BOULEVARD                         1144 EAST MARKET STREET
         CHARLOTTE, NORTH CAROLINA 28217                            AKRON, OHIO 44316
                  (704) 521-2100                                      (330) 796-2121

(Name, Address and Telephone Number of Person Authorized to Receive Notices and
            Communications on Behalf of Person(s) Filing Statement)
                             ---------------------
      THE COMMISSION IS REQUESTED TO SEND COPIES OF ALL COMMUNICATIONS TO:

                GARZA BALDWIN, III                                   ROBIN L. HINSON
      WOMBLE CARLYLE SANDRIDGE & RICE, PLLC                 ROBINSON, BRADSHAW & HINSON, P.A.
           3300 ONE FIRST UNION CENTER                      101 NORTH TRYON STREET, SUITE 1900
             301 SOUTH COLLEGE STREET                              CHARLOTTE, NC 28246
       CHARLOTTE, NORTH CAROLINA 28202-6025

                               CLARENCE W. WALKER
                  KENNEDY COVINGTON LOBDELL & HICKMAN, L.L.P.
                       100 NORTH TRYON STREET, SUITE 4200
                      CHARLOTTE, NORTH CAROLINA 28202-400

This statement is filed in connection with (check the appropriate box):

a.     [X]     The filing of solicitation materials or an information statement subject to Regulation 14A, Regulation 14C, or Rule 13e-3(c) under the Securities Exchange Act of 1934.

b.     [ ]     The filing of a registration statement under the Securities Act of 1933.

c.     [ ]     A tender offer.

d.     [ ]     None of the above.

Check the following box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies: [ ]
                             ---------------------

                           CALCULATION OF FILING FEE

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              TRANSACTION VALUATION*                               AMOUNT OF FILING FEE
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
                   $20,745,419                                          $4,149.08
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

* Pursuant to Rule 0-11(c)(1), the transaction valuation is based on the amount of cash to be received by the issuer's public shareholders in connection with the proposed share exchange.

[ ] Check box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number or the Form or Schedule and the date of its filing.

                                   $4,149.08
                             Amount Previously Paid

                                  LISTED ABOVE
                                  Filing Party

                                 SCHEDULE 13E-3
                            Form or Registration No.

                                  MAY 12, 1998
                                   Date Filed

     This Amendment No. 6 (the "Final Amendment") on Schedule 13E-3 amends and supplements the Rule 13e-3 Transaction Statement on Schedule 13E-3 filed by Brad Ragan, Inc. (the "Company") and The Goodyear Tire and Rubber Company ("Goodyear") on May 12, 1998, as amended and supplemented by Amendment No. 1 thereto filed on July 20, 1998, Amendment No. 2 thereto filed on August 17, 1998, Amendment No. 3 thereto filed on October 15, 1998, Amendment No. 4 thereto filed on November 16, 1998 and Amendment No. 5 thereto filed on November 20, 1998 (as so amended and supplemented, the "Transaction Statement"), in connection with a proposal to approve an Agreement and Plan of Share Exchange, dated as of May 5, 1998, as amended (the "Exchange Agreement"), by and between the Company and Goodyear, pursuant to which Goodyear would acquire all of the shares of the Company's common stock not owned by Goodyear for $37.25 in cash per share (the "Exchange").



     This Final Amendment is being filed, pursuant to Rule 13e-3(d)(3), to report the results of the transaction that is the subject of this Transaction Statement. Except as expressly set forth in this Final Amendment, all information in this Transaction Statement remains unchanged.



ITEM 2. IDENTITY AND BACKGROUND



ITEM 10. INTEREST IN SECURITIES OF THE ISSUER



     The information set forth in Item 2 and Item 10 of the Transaction Statement is hereby amended and supplemented as follows:



     As a result of the Exchange, which was consummated on December 23, 1998, all of the outstanding common stock of the Company is now owned by Goodyear.



ITEM 16. ADDITIONAL INFORMATION



     The information set forth in Item 16 of the Transaction Statement is hereby amended and supplemented as follows:



     Articles of Amendment to the Company's Articles of Incorporation to provide the Company's shareholders with dissenters' rights in certain circumstances, including the Exchange, were approved by the shareholders of the Company at the Annual Meeting of Shareholders of the Company (the "Annual Meeting") on December 22, 1998, and were filed with the Office of the Secretary of State of North Carolina on that date. The Exchange Agreement and the transactions contemplated thereby were approved by the shareholders of the Company at the Annual Meeting on December 23, 1998, and the Company filed Articles of Share Exchange with the Office of the Secretary of State of North Carolina, and the Exchange became effective, on that date.



     At the effective time of the Exchange, Goodyear became the owner of each share of common stock of the Company that was issued and outstanding at such time, and each such share (other than shares already held by Goodyear) was exchanged as of the effective time into the right to receive $37.25 per share in cash, in accordance with Exchange Agreement.



     Because the Company, as a result of the Exchange, has only one shareholder, Goodyear, the Company filed on December 24, 1998 certification on Form 15 pursuant to Rules 12g-4 and 12h-3 to provide notice of termination of the registration of the common stock of the Company under the Securities Exchange Act of 1934 and to suspend all reporting requirements thereunder.

                                   SIGNATURES

     After due inquiry and to the best of our knowledge and belief, the undersigned certify that the information set forth in this Transaction Statement is true, complete and correct.

                                          BRAD RAGAN, INC.

                                          By:        /s/ RONALD J. CARR
                                            ------------------------------------
                                          Name: Ronald J. Carr
                                              ----------------------------------
                                          Title: Vice President
                                             -----------------------------------

Date: December 23, 1998


                                          THE GOODYEAR TIRE & RUBBER COMPANY


                                          By:    /s/ EUGENE R. CULLER, JR.

                                            ------------------------------------

                                          Name: Eugene R. Culler, Jr.

                                              ----------------------------------

                                          Title: Executive Vice President

                                             -----------------------------------

Date: December 23, 1998